UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

WESTERN ASSET

INCOME FUND (PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Income Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended June 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

Western Asset Income Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

IV	Western Asset Income Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, the U.K. referendum to leave the European Union (“Brexit”) and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, gained 5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended June 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 9.06% for the six months ended June 30, 2016. The high-yield market was weak during the first month of the reporting period, due to falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply over the last four months of the reporting period. This turnaround occurred as oil prices rebounded and the Fed reduced its expectations for rate hikes in 2016.

Performance review

For the six months ended June 30, 2016, Western Asset Income Fund returned 8.06% based on its net asset value (“NAV”)vi and 11.74% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexvii and the Barclays U.S. Credit Indexviii,

Western Asset Income Fund	V

Investment commentary (cont’d)

returned 9.06% and 7.54%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageix returned 6.79% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.35 per share. As of June 30, 2016, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$14.59 (NAV)	8.06	%†
$14.18 (Market Price)	11.74	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

VI	Western Asset Income Fund

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

viii	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of June 30, 2016 and December 31, 2015, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Income Fund 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2016

Total Spread Duration
PAI	— 8.42 years
Benchmark	— 4.54 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

2	Western Asset Income Fund 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2016

Total Effective Duration
PAI	— 7.02 years
Benchmark	— 4.37 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Income Fund

Western Asset Income Fund 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2016

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 90.7%
Consumer Discretionary — 8.8%
Auto Components — 0.5%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	$740,000	$749,709	(a)
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	488,997
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	194,940
General Motors Co., Senior Notes	5.200%	4/1/45	310,000	307,125
General Motors Co., Senior Notes	6.750%	4/1/46	80,000	94,895
Total Automobiles				1,085,957
Hotels, Restaurants & Leisure — 0.4%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	180,000	185,400
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	169,207
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	268,934
Total Hotels, Restaurants & Leisure				623,541
Household Durables — 0.6%
Newell Brands Inc., Senior Notes	4.200%	4/1/26	710,000	769,676
Media — 6.3%
21st Century Fox America Inc., Senior Debentures	7.750%	12/1/45	130,000	189,895
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	696,443
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	130,260	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	310,446	(a)
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,307,656
Comcast Corp., Notes	6.450%	3/15/37	220,000	302,715
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	230,137
Time Warner Cable Inc., Debentures	7.300%	7/1/38	100,000	125,224
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	160,000	186,434
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	690,000	805,650
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	50,000	52,519
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	410,000	555,516
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	830,696
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	161,123
UBM PLC, Notes	5.750%	11/3/20	570,000	616,781	(a)
Viacom Inc., Senior Debentures	5.250%	4/1/44	70,000	65,596
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,000,000	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	931,818

See Notes to Financial Statements.

4	Western Asset Income Fund 2016 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
WPP Finance 2010, Senior Notes	5.625%	11/15/43	$150,000	$172,326
Total Media				8,671,235
Multiline Retail — 0.1%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	120,000	117,634
Specialty Retail — 0.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	166,000
Total Consumer Discretionary				12,183,752
Consumer Staples — 5.5%
Beverages — 2.2%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,310,000	1,535,113
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	291,865
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	403,298	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	798,893	(a)
Total Beverages				3,029,169
Food & Staples Retailing — 0.5%
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	421,796
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	320,000	328,492
Total Food & Staples Retailing				750,288
Food Products — 0.7%
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	80,284	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	170,000	195,451
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	250,000	296,040	(a)
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	310,000	327,832	(a)
Total Food Products				899,607
Tobacco — 2.1%
Altria Group Inc., Senior Notes	9.950%	11/10/38	680,000	1,223,282
Altria Group Inc., Senior Notes	10.200%	2/6/39	230,000	426,232
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	112,555
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	374,088
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	403,126
Reynolds American Inc., Senior Notes	5.850%	8/15/45	320,000	408,874
Total Tobacco				2,948,157
Total Consumer Staples				7,627,221
Energy — 16.8%
Energy Equipment & Services — 1.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	419,058
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	120,000	91,050
Ensco PLC, Senior Notes	4.700%	3/15/21	10,000	8,309

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Ensco PLC, Senior Notes	5.200%	3/15/25	$480,000	$333,600
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	219,977
Petrofac Ltd., Senior Notes	3.400%	10/10/18	310,000	309,999	(a)
Pride International Inc., Senior Notes	8.500%	6/15/19	20,000	20,350
Pride International Inc., Senior Notes	6.875%	8/15/20	130,000	124,072
Pride International Inc., Senior Notes	7.875%	8/15/40	130,000	91,175
Total Energy Equipment & Services				1,617,590
Oil, Gas & Consumable Fuels — 15.6%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	556,724
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	460,000	487,882
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	460,000	507,969
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	109,529
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	216,792
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	166,635
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	93,399
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,045,143
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	352,580
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	386,080
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	309,179
Devon Energy Corp., Senior Notes	5.000%	6/15/45	270,000	251,875
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	380,000	442,196
Ecopetrol SA, Senior Notes	5.375%	6/26/26	740,000	719,650
Ecopetrol SA, Senior Notes	5.875%	5/28/45	176,000	152,944
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	137,596
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	265,000
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	379,019
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	568,531
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,405,394
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	310,238
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,248,724
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,244,210
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	202,530	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	444,000	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	419,429
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	152,510
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	400,000	421,877
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	280,000	229,600
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	2,635,000	2,716,685

See Notes to Financial Statements.

6	Western Asset Income Fund 2016 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	$450,000	$503,100	(a)
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	192,129
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	440,000	473,543	(a)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	339,613
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	470,000	584,916	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	5.400%	8/15/41	310,000	304,305
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	450,000	409,183
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	460,000	458,740
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	47,235
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	624,580
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	37,370
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	652,700
Total Oil, Gas & Consumable Fuels				21,571,334
Total Energy				23,188,924
Financials — 34.3%
Banks — 19.5%
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	340,000	350,778	(a)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	350,000	372,750	(b)(c)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	70,269
Bank of America Corp., Senior Notes	6.400%	8/28/17	300,000	316,549
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	81,020
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	33,751
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	403,924
Bank of America Corp., Subordinated Notes	5.700%	5/2/17	1,000,000	1,035,177
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	379,824
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,267,286
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	302,166	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	450,000	484,313
BNP Paribas SA, Junior Subordinated Notes	7.625%	3/30/21	330,000	330,000	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	200,000	195,800	(a)(b)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	426,648	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	280,000	278,572	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	540,000	527,850	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.250%	8/15/26	350,000	359,625	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	200,000	197,625	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	391,468
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	303,791
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	840,706

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	$400,000	$412,044
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	482,273
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	475,019
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	708,000	844,290	(a)(b)(c)
Cooperatieve Rabobank U.A., Senior Notes	5.250%	5/24/41	570,000	709,157
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	450,000	524,246
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	340,000	377,961
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	560,000	625,212	(a)(b)(c)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,040,000	1,032,891	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,430,000	1,351,350	(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	350,000	333,375	(b)(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	210,000	211,916
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	210,000	221,869
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	658,450	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	250,000	228,874	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	150,000	145,890	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	260,000	265,525	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	753,055
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	513,715
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	150,000	164,697
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	590,000	597,442
M&T Bank Corp., Junior Subordinated Bonds	6.875%	8/1/16	880,000	882,200	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,360,000	1,604,800	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	310,000	325,101
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,032,965
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	355,646
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	480,000	537,483
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	207,274	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	417,167	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/1/16	1,190,000	1,175,170	(b)(c)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	500,938
Total Banks				26,917,887
Capital Markets — 5.2%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,170,000	1,101,061	(a)(b)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	850,000	846,442
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	270,000	297,617
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	300,326

See Notes to Financial Statements.

8	Western Asset Income Fund 2016 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	$570,000	$737,639
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	789,462
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	521,630
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	820,000	828,623	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	108,377
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	112,212
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	121,880
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000	956,250	(a)
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	385,050
Total Capital Markets				7,106,569
Consumer Finance — 2.2%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	219,593
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	243,916
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,456,655
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	790,575
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	254,475
Total Consumer Finance				2,965,214
Diversified Financial Services — 3.2%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	60,000	61,800	(a)
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	2,000	2,010
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	190,000	191,754	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	220,000	241,842	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	562,153
ILFC E-Capital Trust I, Junior Subordinated Notes	3.980%	12/21/65	470,000	368,950	(a)(c)
ILFC E-Capital Trust II, Bonds	4.230%	12/21/65	790,000	624,100	(a)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	198,360
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	501,138
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	139,263
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	224,641
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	768,558	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	500,000	565,201
Total Diversified Financial Services				4,449,770
Insurance — 3.6%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	400,000	457,562	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	518,400	(c)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	60,900
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	80,000	81,600	(c)

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
American International Group Inc., Senior Notes	6.400%	12/15/20	$90,000	$105,845
Aon PLC, Senior Notes	4.750%	5/15/45	90,000	96,542
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	274,000
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	196,693
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	190,000	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	207,100	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	620,579	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,227,648
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	374,000	(c)
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	400,000	543,382	(a)
Total Insurance				4,954,251
Real Estate Management & Development — 0.6%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	500,000	501,250
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	388,580
Total Real Estate Management & Development				889,830
Total Financials				47,283,521
Health Care — 2.7%
Biotechnology — 1.3%
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	180,000	190,359
Amgen Inc., Senior Bonds	4.663%	6/15/51	469,000	490,017	(a)
Celgene Corp., Senior Notes	5.000%	8/15/45	300,000	330,402
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	75,090
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	450,000	490,507
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	230,000	261,534
Total Biotechnology				1,837,909
Health Care Providers & Services — 0.9%
Aetna Inc., Senior Notes	4.375%	6/15/46	410,000	425,784
Anthem Inc., Senior Notes	5.875%	6/15/17	290,000	302,229
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	30,264
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	115,980
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	33,043
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	360,000	330,750
Total Health Care Providers & Services				1,238,050
Pharmaceuticals — 0.5%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	190,000	195,267
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	360,000	378,026

See Notes to Financial Statements.

10	Western Asset Income Fund 2016 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Zoetis Inc., Senior Notes	4.700%	2/1/43	$30,000	$29,726
Total Pharmaceuticals				603,019
Total Health Care				3,678,978
Industrials — 5.0%
Aerospace & Defense — 0.5%
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	60,000	63,967
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	40,000	44,648
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	320,000	377,207
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	224,856
Total Aerospace & Defense				710,678
Airlines — 0.8%
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	78,716	82,848
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	118,310	125,882
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	87,493	93,289
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	152,323	174,029
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	95,224	101,890
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	71,955	82,388
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	132,264	149,141
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	45,246	46,785
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	287,800	329,531
Total Airlines				1,185,783
Commercial Services & Supplies — 1.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	145,171
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	381,397
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	600,000	598,500	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	355,015
Total Commercial Services & Supplies				1,480,083
Construction & Engineering — 0.6%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	894,370
Industrial Conglomerates — 1.5%
General Electric Co., Junior Subordinated Bonds	5.000%	1/21/21	710,000	753,310	(b)(c)
General Electric Co., Senior Notes	5.875%	1/14/38	120,000	162,296

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — continued
General Electric Co., Senior Notes	6.875%	1/10/39	$646,000	$975,104
General Electric Co., Subordinated Notes	5.300%	2/11/21	138,000	160,106
Total Industrial Conglomerates				2,050,816
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	244,859
Road & Rail — 0.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	60,000	58,200	(a)
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	342,152
Total Road & Rail				400,352
Total Industrials				6,966,941
Information Technology — 2.7%
Communications Equipment — 0.8%
Harris Corp., Senior Notes	5.550%	10/1/21	520,000	589,912
Harris Corp., Senior Notes	4.854%	4/27/35	260,000	285,422
Harris Corp., Senior Notes	5.054%	4/27/45	210,000	238,190
Total Communications Equipment				1,113,524
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	290,000	278,516
IT Services — 0.4%
HP Enterprise Services LLC, Notes	7.450%	10/15/29	420,000	509,818
Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp., Senior Notes	4.900%	7/29/45	130,000	151,433
KLA-Tencor Corp., Senior Notes	4.650%	11/1/24	360,000	392,715
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	115,816
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	50,000	52,448
Total Semiconductors & Semiconductor Equipment				712,412
Software — 0.1%
Oracle Corp., Senior Notes	4.000%	7/15/46	120,000	120,985
Technology Hardware, Storage & Peripherals — 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	620,000	638,148	(a)
HP Inc., Senior Notes	4.650%	12/9/21	310,000	335,224
Total Technology Hardware, Storage & Peripherals				973,372
Total Information Technology				3,708,627
Materials — 6.1%
Chemicals — 0.9%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,072,622

See Notes to Financial Statements.

12	Western Asset Income Fund 2016 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Chemicals — continued
Ecolab Inc., Senior Notes	5.500%	12/8/41	$140,000	$174,439
Total Chemicals				1,247,061
Containers & Packaging — 0.2%
WestRock RKT Co., Senior Notes	4.450%	3/1/19	230,000	243,044
Metals & Mining — 4.5%
Alcoa Inc., Senior Notes	5.870%	2/23/22	800,000	836,160
Alcoa Inc., Senior Notes	5.125%	10/1/24	320,000	319,200
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	618,000	651,907
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	51,642
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	40,000	41,791
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	116,197
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	470,000	499,375	(a)(c)
Freeport-McMoRan Inc., Senior Notes	2.150%	3/1/17	90,000	89,325
Freeport-McMoRan Inc., Senior Notes	2.300%	11/14/17	100,000	98,250
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	80,000	78,400
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	60,000	52,800
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	110,000	109,588	(a)
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	399,900	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	793,014
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	162,799
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	416,677
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	144,900
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,044,680
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	370,000	364,006
Total Metals & Mining				6,270,611
Paper & Forest Products — 0.5%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	310,000	316,975
Georgia-Pacific LLC, Senior Bonds	7.375%	12/1/25	250,000	333,165
Total Paper & Forest Products				650,140
Total Materials				8,410,856
Telecommunication Services — 6.3%
Diversified Telecommunication Services — 4.8%
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	368,277
AT&T Inc., Senior Notes	5.350%	9/1/40	300,000	328,168
AT&T Inc., Senior Notes	5.550%	8/15/41	300,000	336,110
AT&T Inc., Senior Notes	4.750%	5/15/46	260,000	266,467
British Telecommunications PLC, Bonds	9.375%	12/15/30	330,000	508,425
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	750,000	476,250

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	$200,000	$276,630
Qwest Corp., Debentures	6.875%	9/15/33	850,000	838,184
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	76,655
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	2,084,680
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	210,000	233,078
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	849,000	897,862
Total Diversified Telecommunication Services				6,690,786
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,042,188
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	50,000	53,250	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	330,000	281,325
Sprint Corp., Senior Notes	7.875%	9/15/23	400,000	327,000
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	328,859
Total Wireless Telecommunication Services				2,032,622
Total Telecommunication Services				8,723,408
Utilities — 2.5%
Electric Utilities — 2.4%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	247,751
Enersis Americas SA, Notes	7.400%	12/1/16	452,000	462,402
Exelon Corp., Senior Notes	3.400%	4/15/26	650,000	679,333
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	1,030,212
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	130,000	173,206
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	653,416
Total Electric Utilities				3,246,320
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	5.900%	4/1/17	170,000	174,522	(a)
Total Utilities				3,420,842
Total Corporate Bonds & Notes (Cost — $114,878,080)				125,193,070
Asset-Backed Securities — 0.5%
GoldenTree Loan Opportunities Ltd., 2015-10A D	3.984%	7/20/27	250,000	225,337	(a)(c)
Madison Park Funding Ltd., 2013-11A C	3.388%	10/23/25	250,000	241,879	(a)(c)
Regatta IV Funding Ltd., 2014-1A D	4.138%	7/25/26	250,000	222,286	(a)(c)
Total Asset-Backed Securities (Cost — $730,416)				689,502

See Notes to Financial Statements.

14	Western Asset Income Fund 2016 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 1.1%
California — 0.9%
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Build America Bonds, Recovery Zone Economic Development	7.618%	8/1/40	$650,000	$1,023,594
University of California Revenue, Taxable	4.062%	5/15/33	150,000	160,134
Total California				1,183,728
Illinois — 0.2%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	334,372
Total Municipal Bonds (Cost — $1,445,996)				1,518,100
Sovereign Bonds — 3.6%
Argentina — 2.6%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	870,000	957,000	(a)
Republic of Argentina, Senior Notes	6.250%	4/22/19	490,000	510,825	(a)
Republic of Argentina, Senior Notes	6.875%	4/22/21	620,000	661,230	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	1,350,000	1,459,350	(a)
Total Argentina				3,588,405
Canada — 0.8%
Quebec Province, Notes	7.970%	7/22/36	650,000	1,071,678
Mexico — 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	32,325
Turkey — 0.2%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	210,000	213,181
Total Sovereign Bonds (Cost — $4,347,824)				4,905,589
U.S. Government & Agency Obligations — 0.3%
U.S. Government Obligations — 0.3%
U.S. Treasury Bonds (Cost — $364,080)	2.500%	2/15/46	370,000	385,277

			Shares
Preferred Stocks — 1.3%
Financials — 1.3%
Consumer Finance — 0.9%
GMAC Capital Trust I	6.411%		52,500	1,303,050	(c)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.008%		15,253	397,646	(c)

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Income Fund

Security	Rate	Shares	Value
Insurance — 0.1%
Delphi Financial Group Inc.	7.376%	5,725	$131,675	(c)
Total Preferred Stocks (Cost — $1,777,407)			1,832,371
Total Investments — 97.5% (Cost — $123,543,803#)			134,523,909
Other Assets in Excess of Liabilities — 2.5%			3,514,164
Total Net Assets — 100.0%			$138,038,073

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

16	Western Asset Income Fund 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments, at value (Cost — $123,543,803)	$134,523,909
Cash	1,397,887
Interest receivable	1,788,674
Receivable for securities sold	917,257
Deposits with brokers for open futures contracts	424,166
Receivable from broker — variation margin on open futures contracts	86,278
Prepaid expenses	45,312
Other assets	13,944
Total Assets	139,197,427

Liabilities:
Payable for securities purchased	1,043,158
Investment management fee payable	58,533
Directors’ fees payable	4,617
Accrued expenses	53,046
Total Liabilities	1,159,354
Total Net Assets	$138,038,073

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,462,123 shares issued and outstanding)	$94,621
Paid-in capital in excess of par value	142,837,942
Undistributed net investment income	1,225,008
Accumulated net realized loss on investments and futures contracts	(16,384,413)
Net unrealized appreciation on investments and futures contracts	10,264,915
Total Net Assets	$138,038,073

Shares Outstanding	9,462,123

Net Asset Value	$14.59

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Interest	$3,762,372
Dividends	66,365
Total Investment Income	3,828,737

Expenses:
Investment management fee (Note 2)	354,861
Legal fees	39,231
Transfer agent fees	28,538
Franchise taxes	23,584
Audit and tax fees	20,194
Fund accounting fees	14,251
Shareholder reports	13,100
Stock exchange listing fees	10,586
Directors’ fees	10,422
Custody fees	882
Miscellaneous expenses	4,925
Total Expenses	520,574
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,000)
Net Expenses	508,574
Net Investment Income	3,320,163

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	676,221
Futures contracts	(1,007,139)
Net Realized Loss	(330,918)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,060,862
Futures contracts	(701,983)
Change in Net Unrealized Appreciation (Depreciation)	7,358,879
Net Gain on Investments and Futures Contracts	7,027,961
Increase in Net Assets From Operations	$10,348,124

See Notes to Financial Statements.

18	Western Asset Income Fund 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment income	$3,320,163	$6,659,539
Net realized gain (loss)	(330,918)	713,690
Change in net unrealized appreciation (depreciation)	7,358,879	(10,329,729)
Increase (Decrease) in Net Assets From Operations	10,348,124	(2,956,500)

Distributions to Shareholders From (Note 1):
Net investment income	(3,264,443)	(6,528,870)
Decrease in Net Assets From Distributions to Shareholders	(3,264,443)	(6,528,870)
Increase (Decrease) in Net Assets	7,083,681	(9,485,370)

Net Assets:
Beginning of period	130,954,392	140,439,762
End of period*	$138,038,073	$130,954,392
*Includes undistributed net investment income of:	$1,225,008	$1,169,288

See Notes to Financial Statements.

Western Asset Income Fund 2016 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2016[1,2]	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of period	$13.84	$14.84	$14.45	$15.04	$13.76	$13.82

Income (loss) from operations:
Net investment income	0.35	0.70	0.73	0.73	0.73	0.77
Net realized and unrealized gain (loss)	0.75	(1.01)	0.35	(0.63)	1.27	(0.08)
Total income (loss) from operations	1.10	(0.31)	1.08	0.10	2.00	0.69

Less distributions from:
Net investment income	(0.35) [3]	(0.69)	(0.69)	(0.69)	(0.72)	(0.75)
Total distributions	(0.35)	(0.69)	(0.69)	(0.69)	(0.72)	(0.75)

Net asset value, end of period	$14.59	$13.84	$14.84	$14.45	$15.04	$13.76

Market price, end of period	$14.18	$13.02	$13.45	$13.17	$14.82	$13.81
Total return, based on NAV[4,5]	8.06%	(2.21)%	7.57%	0.73%	14.84%	5.04%
Total return, based on Market Price[6]	11.74%	1.88%	7.44%	(6.47)%	12.76%	13.32%

Net assets, end of period (000s)	$138,038	$130,954	$140,440	$136,683	$142,322	$129,895

Ratios to average net assets:
Gross expenses	0.79%[7]	0.76%	0.73%	0.75%	0.72%	0.76%
Net expenses[8]	0.77 [7]	0.74	0.71	0.73	0.70	0.74
Net investment income	5.04 [7]	4.82	4.87	5.02	5.06	5.55

Portfolio turnover rate	24%	42%	38%	70%	90%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Western Asset Income Fund 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Income Fund 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Western Asset Income Fund 2016 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$6,865,051	$101,890	$6,966,941
Other corporate bonds & notes	—	118,226,129	—	118,226,129
Asset-backed securities	—	689,502	—	689,502
Municipal bonds	—	1,518,100	—	1,518,100
Sovereign bonds	—	4,905,589	—	4,905,589
U.S. government & agency obligations	—	385,277	—	385,277
Preferred stocks	$1,832,371	—	—	1,832,371
Total investments	$1,832,371	$132,589,648	$101,890	$134,523,909
Other financial instruments:
Futures contracts	$391,879	—	—	$391,879
Total	$2,224,250	$132,589,648	$101,890	$134,915,788

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,107,070	—	—	$1,107,070

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if

Western Asset Income Fund 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

24	Western Asset Income Fund 2016 Semi-Annual Report

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

Western Asset Income Fund 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2016, fees waived and/or expenses reimbursed amounted to $12,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Adviser (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$23,664,734	$8,235,353
Sales	25,151,671	8,395,005

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,841,325
Gross unrealized depreciation	(1,861,219)
Net unrealized appreciation	$10,980,106

At June 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	20	9/16	$4,356,596	$4,386,562	$29,966
U.S. Treasury 5-Year Notes	144	9/16	17,288,152	17,591,625	303,473
U.S. Treasury Ultra Long-Term Bonds	5	9/16	873,435	931,875	58,440
					391,879
Contracts to Sell:
U.S. Treasury 10-Year Notes	9	9/16	1,192,705	1,196,859	(4,154)
U.S. Treasury Long-Term Bonds	116	9/16	18,888,959	19,991,875	(1,102,916)
					(1,107,070)
Net unrealized depreciation on open futures contracts					$(715,191)

26	Western Asset Income Fund 2016 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$391,879

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,107,070

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,007,139)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(701,983)

During the six months ended June 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$16,492,938
Futures contracts (to sell)	20,926,259

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$86,278	—	$86,278

Western Asset Income Fund 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to June 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/22/2016	7/29/2016	$0.0575
8/19/2016	8/26/2016	$0.0575
9/23/2016	9/30/2016	$0.0575

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2016, the Fund did not repurchase any shares.

7. Capital loss carryforward

As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(676,492)
12/31/2017	(10,616,218)
12/31/2018	(227,490)
$(11,520,200)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $4,424,656, which have no expiration date, must be used first to offset any such gains.

28	Western Asset Income Fund 2016 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 17, 2016. Of the 9,462,123 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Robert Abeles, Jr.	8,284,323	128,382
Anita L. DeFrantz	8,237,353	175,352
Ronald L. Olson	8,273,854	138,851
Avedick B. Poladian	8,295,459	117,246
William E. B. Siart	8,237,883	174,822
Jaynie M. Studenmund	8,295,952	116,753
Jane Trust	8,290,414	122,291

Western Asset Income Fund	29

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

30	Western Asset Income Fund

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund	31

Western Asset

Income Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Jenna Bailey

Identify Theft Prevention Officer

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

New York Stock Exchange Symbol

PAI

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX012841 8/16 SR16-2851

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016